Other Liabilities	12 Months Ended
Dec. 31, 2024
Other Liabilities Disclosure [Abstract]
Other Liabilities	OTHER LIABILITIES

($ in millions)
At December 31:	2024	2023
Income tax reserves	$6,865	$6,916
Deferred taxes	815	1,146
Excess Savings Plan	1,445	1,437
Disability benefits	274	308
Derivative liabilities	463	299
Workforce reductions	445	526
Environmental accruals	204	206
Other	536	639
Total	$11,048	$11,475
In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent future payments associated with these activities are reflected in the workforce reductions caption in the previous table. The noncurrent liabilities are workforce accruals primarily related to terminated employees who are no longer working for the company and who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away. The total amounts accrued for workforce reductions, including amounts classified as other accrued expenses and liabilities in the Consolidated Balance Sheet, were $665 million and $725 million at December 31, 2024 and 2023, respectively.
The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Balance Sheet, that do not reflect actual or anticipated insurance recoveries, were $247 million and $244 million at December 31, 2024 and 2023, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods, changing environmental remediation regulations and changes in assumptions.
As of December 31, 2024, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Balance Sheet, were $80 million and $113 million at December 31, 2024 and 2023, respectively.